UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2023

AgileThought, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 W. Las Colinas Blvd. Suite 1650E,
 Irving, Texas 75039
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (971) 501-1140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGILQ	OTC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILWQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, AgileThought, Inc., a Delaware corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
As further previously disclosed, on October 10, 2023, the Bankruptcy Court entered an order authorizing the Company Parties to enter into an asset purchase agreement (the “Agreement”) with AT Holdings Corp., a Delaware corporation, as the “stalking horse bidder” (the “Stalking Horse Bidder”).  Pursuant to the Agreement, the Stalking Horse Bidder agreed, subject to the Company Parties’ receipt of any higher or better offers, to acquire certain assets of the Company Parties, including equity interests in certain of their subsidiaries, intellectual property and certain contracts and other related assets for a total purchase price in the amount of a credit bid of $100,000,000 plus the assumption of certain liabilities (the “Transaction”). The Company did not receive any qualifying bids other than bid by the Stalking Horse Bidder by the bid deadline established by the Bankruptcy Court-approved bidding procedures (as extended).  Consequently, the Stalking Horse Bidder was selected as the successful bidder and the auction was cancelled.
The Bankruptcy Court approved the Transaction by entering a sale order on December 28, 2023, which approved an amended form of the Agreement that, among other things, reduced the credit bid portion of the purchase price to $75,000,000, while also increasing the potential liabilities that the Stalking Horse Bidder would assume.
The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.
Item 8.01.	Other Events

On December 31, 2023, effective as of 11:59 p.m. Eastern Time, the Company Parties completed the Transaction with respect to approximately 70% of their business.  Certain Mexican operations of the Company Parties were not included in the December 31, 2023 closing.  The remainder of the Transaction is expected to close within the first quarter of 2024.

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Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of factors, risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors, risks and uncertainties include, but are not limited to, risks associated with the possibility that the Transaction may be more expensive to complete than anticipated; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the proposed terms and conditions of the Agreement and by the senior secured super-priority debtor-in-possession term loan credit agreement among the Company Parties, Blue Torch Finance LLC, and the lenders thereto dated August 28, 2023, and other financing arrangements, and the effect of such restrictions on the Company’s business; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the ability of the Company to use the purchase price to efficiently support its business; the Company Parties’ ability to obtain exit financing and to pursue a plan of reorganization and exit the Chapter 11 Cases; the ability to close the remainder of the Transaction or any alternative transaction, in a timely manner or at all; the failure to satisfy conditions to completion of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement by the Stalking Horse Bidder; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date after the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
2.1*
Asset Purchase Agreement, dated October 4, 2023, by and among AT Holdings Corp., AgileThought, Inc., and the Additional Sellers (as defined therein), as approved by the U.S. Bankruptcy Court for the District of Delaware on December 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*     Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2024

AgileThought, Inc.

	By:	/s/ Carolyne Cesar
Carolyne Cesar
Chief Finance Officer

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